SCHEDULE 14A
	  (Rule 14a-101)

	  INFORMATION REQUIRED IN PROXY STATEMENT

	  SCHEDULE 14A INFORMATION

	  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

	  Filed by the registrant |X |

	  Filed by a party other than the registrant |  |

	  Check the appropriate box:

	  |X |  Preliminary proxy statement

	  |  |  Definitive proxy statement

	  |  |  Definitive additional materials

	  |  |  Soliciting material pursuant to Rule 14a-11(c) or Rule
	  14a-12

	                                  T. ROWE PRICE ASSOCIATES,
	  INC.
	  (Name of Registrant as Specified in Charter)

	                    Alvin M. Younger, Jr.,
	  Secretary
	  (Name of Person(s) Filing Proxy Statement)

	  Payment of filing fee (Check the appropriate box):

	  |X |	$125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
	  or 14a-6(i)(2).

	  |  |	$500 per each party to the controversy pursuant to
	      Exchange Act Rule 14a-6(i)(3).

	  |  |	Fee computed on the table below per Exchange Act Rules
	      14a-6(i)(4) and 0-11.

	  	(1)	Title of each class of securities to which
	  transaction applies:



	  	(2)	Aggregate number of securities to which transaction
	  applies:




	  ~BALT01A:40807:2:|02/17/95
	  4807-400024

	  	(3)	Per unit price or other underlying value of
	  transaction computed pursuant to Exchange Act Rule 0-11:



	  	(4)	Proposed maximum aggregate value of transaction:



	  |  |	Check box if any part of the fee is offset as provided by
	      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	  	(1)	Amount previously paid:



	  	(2)	Form, schedule or registration statement no.:



	  	(3)	Filing party:



	  	(4)	Date filed:

	                        PRELIMINARY COPY -- FOR THE INFORMATION
	                       OF THE SECURITIES AND EXCHANGE COMMISSION
	  ONLY


	                   YOUR VOTE IS IMPORTANT--Please execute and return the enclosed proxy promptly,
	                        whether or not you plan to attend the
	  T. Rowe Price Annual Meeting of Stockholders.

	                              [LOGO]


	                     T. ROWE PRICE ASSOCIATES, INC.
	                       100 East Pratt Street
	                       Baltimore, Maryland  21202


	                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
	                           April 6, 1995

	  	Notice is hereby given that the Annual Meeting of Stockholders of T. Rowe Price Associates, Inc. (the "Company") will be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, on April 6, 1995, at 10:00 a.m. for the following purposes:

	  	(1)	To elect eleven directors of the Company;

	  	(2)	To consider and act upon a proposed charter amendment to
		    increase the authorized Common Stock of the Company;

	  	(3)	To consider and act upon a proposed charter amendment to
		    authorize a class of undesignated Preferred Stock;

	  	(4)	To consider and act upon a proposed performance-linked
		    Executive Incentive Compensation Plan;

	  	(5)	To consider and act upon a proposed 1995 Director Stock
		    Option Plan; and

	  	(6)	To consider and act upon such other business as may
		    properly come before the meeting.

	  	February 6, 1995, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

	  						BY ORDER OF THE BOARD OF DIRECTORS

	  						Alvin M. Younger, Jr.
	  						Secretary
	  Baltimore, Maryland
	  February 27, 1995

	  PROXY STATEMENT

	  INTRODUCTION

	  	This proxy statement and the accompanying proxy are furnished to stockholders of T. Rowe Price Associates, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors to be used at the annual meeting of stockholders described in the accompanying notice and at any adjournments thereof. The purpose of the meeting is to elect directors of the Company, to consider and act upon amendments to the Company's charter to increase the authorized Common Stock of the Company and to authorize an undesignated class of Preferred Stock, to consider and act upon a proposed performance-linked Executive Incentive Compensation Plan, to consider and act upon a proposed 1995
	  Director Stock Option Plan, and to transact such other business as may properly come before the meeting. This proxy statement and the accompanying proxy are first being sent to stockholders on or about February 27, 1995.

	  	The record of stockholders entitled to notice of and to vote at the annual meeting was taken as of the close of business on
	  February 6, 1995.  At that date there were outstanding and entitled
	  to vote                   shares of Common Stock, par value $.20
	  per share. All share and per-share information included in this proxy statement has been adjusted for the two-for-one stock split effective at the close of business on November 30, 1993. In the election of directors, each share is entitled to cast one vote for each director to be elected; cumulative voting is not permitted.
	  For all matters except the election of directors, each share is entitled to one vote. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes are not considered to be votes cast and do not affect the plurality vote required for directors. The proposed charter amendment requires the affirmative vote of a majority of the total number of shares of Common Stock outstanding, and the proposed compensation plan requires the affirmative vote of a majority of the votes cast. In the discussion of each of these proposals included in this proxy statement, the effect of abstentions and broker non-votes is discussed. Article EIGHTH, Section 3 of the charter of the Company limits the voting rights of certain persons and groups owning in excess of 15% of the Company's Common Stock. The Company does not believe that such provision will be applicable to any stockholders at the 1995 annual meeting, but will apply such provision if circumstances require.

	  	The cost of soliciting proxies and preparing the proxy materials will be borne by the Company. In order to ensure that sufficient shares of Common Stock are represented at the meeting, the Company has retained the services of Georgeson & Company, Inc. to assist it in soliciting proxies for a fee of $8,000 plus reimbursement for out-of-pocket expenses. In addition, the Company will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material.
	  In addition to solicitation of proxies by Georgeson & Company, Inc., proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of the Company or its subsidiaries without additional compensation to them.

	  	The Board of Directors has selected George J. Collins and George
	  A. Roche to act as proxies with full power of substitution. Any stockholder executing a proxy has the power to revoke the proxy at any time before it is voted. This right of revocation is not limited or subject to compliance with any formal procedure. Any stockholder may attend the meeting and vote in person whether or not the stockholder has previously given a proxy.

	  	Stockholder proposals intended to be presented at the 1995 annual meeting must be received by the Company for inclusion in the Company's proxy statement and proxy relating to that meeting by [October 30], 1995.


	                       ELECTION OF DIRECTORS

	  	The entire Board of Directors of the Company will be elected to hold office until the next annual meeting of stockholders and until their respective successors are elected and have qualified. All eleven nominees currently serve as directors of the Company.

	  	It is intended that all proxies received, unless otherwise indicated, will be voted for the election of the persons named in the following table, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. If any nominee should become unable or unwilling to serve, the proxies will be voted for the election of such person as may be designated by the Board of Directors to replace such nominee.


	  Information Concerning Nominees

	  	The following table presents information concerning persons nominated by the Board of Directors for election as directors of the Company. Except as indicated, the nominees have been officers of the organizations named below as their principal occupations or of affiliated organizations for more than five years. Positions of the nominees as trustees, directors, or principal officers of the
	  T. Rowe Price Mutual Funds (including those Funds organized as trusts referred to herein as the "Price Funds") and of certain other affiliated registered investment companies are also indicated. Stock ownership information is reported as of the record date.


	  				Age, principal occupation, directorships
	  				with public companies, and beneficial
	  owner-
	  Name of Nominee		ship of Common Stock (percent of
	  class)
	  Thomas H. Broadus, Jr.	Mr. Broadus is 57 years old and has been a
				director of the Company since 1979, a
				managing director since 1989, a vice
				president between 1971 and 1989, and an
				employee since 1966.
				He is president and a director of the Blue
				Chip Growth Fund and a trustee of the Equity
				Income Fund.

	  				           shares (     %) (6)


	  George J. Collins		Mr. Collins is 54 years old and has
				been a director of the Company since 1980, president and chief executive officer since 1984, a managing director since 1989, a vice president between 1975 and 1984, and an employee since 1971. He is a director or trustee of 19 equity and fixed income funds within the Price Funds. Of these, he is chairman of 14 funds and president of two funds. (1)(2)(5)

	  				           shares (     %) (7)


	  James E. Halbkat, Jr.	Mr. Halbkat is 60 years old and has been a
				director of the Company since 1979. He is President of U.S. Monitor Corporation, a provider of public response systems.
				(3)(4)(5)

	  				14,000 shares *


	  Carter O. Hoffman		Mr. Hoffman is 67 years old and has
				been a director of the Company since 1973, a managing director since 1989, a senior vice president between 1980 and 1989, a vice president between 1966 and 1980, and an employee since 1961. He is chairman of the Prime Reserve Fund and a director of two other Price Funds.

	  				           shares * (8)


	  Henry H. Hopkins		Mr. Hopkins is 52 years old and has
				been a director of the Company since 1987, a managing director since 1989, a vice president between 1976 and 1989, and an employee since 1972.

	  				           shares (     %) (9)


	  James S. Riepe		Mr. Riepe is 51 years old and has been
				a director of the Company since 1981, a
				managing director since 1989, a
				vice-president between 1981 and 1989, and director of the investment services division and an employee since 1981. He is chairman of four of the 37 Price Funds on which he serves as a director or trustee, is chairman of New Age Media Fund, Inc., and is president and a director of CUNA Mutual
				Funds, Inc.  He is also a director of
				Rhone-Poulenc Rorer, Inc., a pharmaceuticals company. (1)(2)

	  				           shares (     %) (10)


	  George A. Roche		Mr. Roche is 53 years old and has been
				a director of the Company since 1980, chief financial officer since 1984, a managing director since 1989, a vice president between 1973 and 1989, and an employee since 1968. He is a director and the president of the New Era Fund, and serves as a director of two other Price funds. (1)(2)

	  				           shares (     %) (11)


	  John W. Rosenblum	Mr. Rosenblum is 51 years old and has been a
				director of the Company since 1991. He is the Tayloe Murphy Professor at the Darden
				Graduate School of Business Administration
				("the Darden School"), University of
				Virginia, and was Dean of the Darden School from 1983 to 1993. He is also a director of Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corp., a manufacturer of telephone systems for businesses; and Cone
				Mills Corporation, a textiles producer.
				(3)(4)

	  				       shares *



	  Robert L. Strickland	Mr. Strickland is 63 years old and has been
				a director of the Company since 1991. He is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, and is a director of Hannaford Bros. Co., a food retailer, since 1994. (1)(3)(4)

	  	 			2,000 shares *


	  M. David Testa		Mr. Testa is 50 years old and has been
				a director of the Company since 1981, a
				managing director since 1989, a vice
				president between 1976 and 1989, and an
				employee since 1972; Mr. Testa has also
				served as Chairman of the Board of Rowe
				Price-Fleming International, Inc. since
				1979. He is a director and the president of the Equity Series, and is a director or trustee of 13 other Price Funds. He serves as chairman of five of these Funds. (1)(2)(5)

	  				           shares (     %) (12)

	  Philip C. Walsh		Mr. Walsh is 73 years old and has been
				a director of the Company since 1987. He is currently a consultant to Cyprus Amax
				Minerals Company, the successor by merger to Cyprus Minerals Company. From 1985 to 1993, he served as a director of Cyprus Minerals Company. (3)(4)(5)

	  PS95 - 1/27/95

	  				2,000 shares *


	  Beneficial ownership
	  of Common Stock by all
	  directors and executive
	  officers as a group
	  (22 persons)		                shares (        %) (13)


	  	*	Indicates holdings of less than 1 percent.


	  	  (1)	Member of the Executive Committee of the Board of Directors.

	  	  (2)	Member of the Management Committee of the Board of Directors.

	  	  (3)	Member of the Audit Committee of the Board of Directors.

	  	  (4)	Member of the Executive Compensation Committee of the Board of
 Directors.

	  	  (5)	Member of the Nominating Committee of the Board of Directors.

	  	  (6)	Includes         shares which may currently be acquired by
  Mr. Broadus	upon the exercise of stock options.  Also includes shares
  held  by Mr. Broadus as custodian for a minor child,         shares
  held by a charitable foundation of which Mr. Broadus is an executive
  officer, and    		shares owned by family members.  Also includes
  shares held in  		trusts for members of Mr. Broadus's immediate family.
  Does not include an aggregate of 140,000 shares held in trusts for family members of two other directors of the Company of which trusts Mr. Broadus is a co-trustee.  Mr. Broadus disclaims beneficial ownership of the shares described in the two immediately preceding sentences.

	  	  (7)	Includes            shares which may currently be acquired by
  Mr. Collins	upon the exercise of stock options.  Also includes 67,602
  shares owned by a family member and as to which Mr. Collins disclaims beneficial ownership.

	  	  (8)	Includes 14,000 shares owned by a family member and as to which
  Mr. Hoffman disclaims beneficial ownership.

	  	  (9)	Includes            shares which may currently be acquired by
  Mr. Hopkins	upon the exercise of stock options.

	  	   (10)	Includes            shares which may currently be acquired by
		Mr. Riepe upon the exercise of stock options.  Also includes 20,000 shares
		owned by a member of Mr. Riepe's family and 70,000 shares held in trusts for
		members of Mr. Riepe's family, as to which Mr. Riepe disclaims beneficial
		ownership.  Also includes 42,000  shares held in a charitable foundation of
		which Mr. Riepe is a trustee and as to which Mr. Riepe has voting and
		disposition power.

	  	   (11)	Includes            shares which may currently be acquired by
		Mr. Roche upon the exercise of stock options, and 200,000 shares held by or in trusts for members of Mr. Roche's family and as to which Mr. Roche disclaims beneficial ownership.

	  	   (12)	Includes            shares which may currently be acquired by
		Mr. Testa upon the exercise of stock options, and 80,000 shares held in trusts for members of Mr. Testa's family and as to which Mr. Testa disclaims
		beneficial ownership.

	  	   (13)	Includes            shares which may currently be acquired by all
		executive officers as a group upon the exercise of stock options.


	  PS95 - 1/27/95

	  	Unless otherwise indicated in the foregoing notes, the individuals named above have sole voting and disposition powers over the shares beneficially owned by them.


	  Information Regarding the Board of Directors and Certain
	  Committees

	  	During 1994 there were six meetings of the Board of Directors of the Company. Each director attended at least 75% of the combined total number of meetings of the Board and Board committees of which he was a member. The Board of Directors of the Company has an Audit Committee, Executive Compensation Committee, and a Nominating Committee.

	  	The Audit Committee meets with the Company's independent accountants to review whether satisfactory accounting procedures are being followed by the Company and whether internal accounting controls are adequate, to inform itself with regard to non-audit services performed by the independent accountants, and to review fees charged by the independent accountants. The Audit Committee also recommends to the Board of Directors the selection of independent accountants. The directors designated in note (3) above are members of the Audit Committee, which met on four occasions.

	  	As described in the report of the Executive Compensation Committee, the Executive Compensation Committee establishes the compensation for certain executive officers of the Company and generally reviews benefits and compensation for all officers and employees. It also administers the Company's stock option and stock purchase plans. The directors designated in note (4) above are members of this Committee and met [five] times.

	  	The Nominating Committee advises the Board of Directors with respect to the selection and nomination of individuals to serve as directors of the Company. The directors designated in note (5) on the previous page are members of the Nominating Committee and met on two occasions. Nominations for director which are presented to the Nominating Committee by stockholders are considered in light of the needs of the Company, as well as the nominee's individual knowledge, experience, and background.

	                     COMPENSATION OF EXECUTIVE OFFICERS AND
	  DIRECTORS

	  	Summary Compensation Table. The following table sets forth certain information concerning the compensation for the last three completed fiscal years of the chief executive officer and the four executive officers of the Company who, in addition to the chief executive officer, received the highest compensation during 1994.

	                     SUMMARY COMPENSATION TABLE

  	            	                        Long-Term            All Other
	  	          Annual Compensation (1)   Compensation Awards  Compensation (4)
Name and                               	 Securities Underlying
Principal Position  Year    Salary   Bonus (2)	Options Granted (#) (3)

George J. Collins  1994   $325,000  $1,250,000	        -0-      $22,500
President, Chief Execu-       1993    290,008	750,000             35,000
	  30,000
	  tive Officer and   1992   265,000    500,000	      12,000       30,000
	  Managing Director


	  James S. Riepe     1994   275,000   1,250,000	        -0-       22,500
	  Managing Director  1993   248,750    750,000	      30,000       30,000
	  	            1992   230,000    500,000	      24,000        30,000



	  George A. Roche    1994   275,000   1,250,000	        -0-       22,500
	  Chief Financial Officer       1993    248,750	750,000             30,000
	  30,000
	  and Managing Director   1992230,000    500,000	      24,000       30,000


	  M. David Testa     1994   275,000   1,250,000	     300,000       26,625
	  Managing Director  1993   248,750    750,000	      30,000       33,731
	  	            1992   230,000    500,000	      24,000       33,450


	  Brian C. Rogers    1994   250,000    810,000	      25,000       26,250
	  Managing Director  1993   220,833    400,000	      24,000       33,312
	  	            1992   190,000    350,000	      30,000       32,850



	  	  (1)No officer named above received any perquisites and other personal
  benefits	the aggregate amount of which exceeded the lesser of either
  $50,000 or 10% of the total annual salary and bonus reported for 1994 in the Summary Compensation Table.

	  	  (2)Bonuses are generally based upon individual, group, and corporate performance and are allocated and paid at year end.  Bonuses are
  discretionary and vary significantly from year to year	and among
  eligible employees.  In recent years, bonuses have been a significant
  portion of compensation.  See "Report of the Executive	Compensation
  Committee."  Payment of the portion of the 1994 Bonus that is not
		deductible for federal income tax purposes has been deferred until such
  time	as it will be deductible.

	  	  (3)The number of shares	subject to options have been adjusted in
  accordance with the terms of the options	for the two-for-one stock split
  effective at the close of business on November	30, 1993.

	  	  (4)Included in other compensation	is a $22,500, $30,000 and $30,000
  contribution for 1994, 1993 and 1992,	respectively, for each of the named
  individuals to the Company's tax-qualified	profit sharing plan, which
  provides	retirement benefits based on the investment performance of each participant's account under the plan.  Also includes $4,125, $3,731 and
  $3,450 in employer	matching contributions under the Company's 1986
  Employee Stock Purchase Plan for Mr. Testa for 1994, 1993 and 1992,
  respectively, and $3,750, $3,312 and $2,850 in employer matching contributions under the Company's 1986 Employee Stock Purchase Plan for
  Mr. Rogers for 1994, 1993 and 1992, respectively.


	  	Option Grants Table. The following table sets forth certain information relating to options granted to purchase shares of Common Stock of the Company. Options generally become exercisable in the first through fifth anniversaries of the date of grant. The Company's 1990 and 1993 Stock Incentive Plans provide that the right to exercise options may be accelerated by the Company. Any decision to accelerate options held by executive officers will be made in the sole discretion of the Executive Compensation Committee on such terms and conditions as this committee determines to be appropriate under the circumstances.


	                       OPTION GRANTS IN LAST FISCAL YEAR

                           Individual Grants

	             Number of Percent of                  Potential
	  Realizable Value at As-
	            Securities              Total Options         sumed Annual
	  Rates of Stock Price
	             Underlying Granted to Exercise or     Appreciation
	  for Option Term (2) _
	              Options Employees inBase Price       Expiration
	  Name      Granted (#) Fiscal Year        (Per Share)(1)          Date
	  0%(3)           5%       10%

	  George J. Collins    0        0%      N/A      N/A   $0      $0    $0

James S. Riepe     0        0       N/A      N/A     0      0         0

George A. Roche    0        0       N/A      N/A     0      0         0

M. David Testa  300,000   24.4%   $32.25  11/10/04   0  $6,084,600 $15,419,400

Brian C. Rogers  25,000    2.0     32.25  11/10/04   0  507,050      1,284,950

	          The 5% and 10% assumed rates of stock price appreciation used to calculate potential gains to optionees are mandated by the rules of the Securities and Exchange Commission. To put these hypothetical gains into perspective, the following additional information is being provided.

	                     Percent of                  Potential Realizable
	  Value at As-
	                                  Total Options        sumed Annual
	  Rates of Stock Price
	                     Granted to Exercise or        Appreciation for
	  Option Term (2) _
	              OptionsEmployees inBase Price     Expiration
	  Name         Granted Fiscal Year        (Per Share)(1)              Date
	  0%(3)           5%        10%

	  $1,475,695,431


	  Potential Gain to
	  Named Executives as
	  a Percentage of Potential
	  All Stockholders Gain       N/A    N/A    N/A    N/A  N/A     1.13%  1.13%



	  	  (1)Options were granted at
		100% of fair market value on the date of grant.

	  	  (2)The dollar amounts set forth under these columns are the result of calculations of assumed annual rates of stock price appreciation from
  November 11, 1994 (the date of grant of the 1994 option awards) to
  November 10, 2004 (the date of expiration of such options) of 0%, 5%, and
  10%, the latter two assumed rates being required under the rules of the
  Securities and Exchange Commission.  Based on these assumed annual rates of stock price appreciation of 0%, 5%, and 10%, respectively, the Company's stock price at November 10, 2004 is projected to be $32.25, $52.532,
		and $83.648, respectively.  These assumptions are not intended to forecast
		future appreciation of the Company's stock price.  Indeed, the Company's
  stock	price may increase or decrease in value over the time period set forth above. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

	  	  (3)Optionees will not realize
		value under their 1994 option grants without a stock price appreciation which
		will benefit all stockholders.

	  	  (4)The number of shares subject to options granted in 1994 is not included in the number of shares outstanding used to calculate potential realizable value at the assumed annual rates of stock price appreciation of 0%, 5%, and 10%, respectively.


	  	Aggregated Option Exercises and Fiscal Year-End Option Values Table. The following table sets forth certain information concerning the exercise of stock options, the number of unexercised options and the value of unexercised options at the end of 1994 for the executive officers whose compensation is reported in the Summary Compensation Table. Value is considered to be, in the case of exercised options, the difference between the exercise price and the market price on the date of exercise, and, in the case of unexercised options, the difference between the exercise price and market price at December 31, 1994.


	                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
	                        AND FISCAL YEAR END OPTION VALUES

                         Number of Secur-
                         ities Underlying     Value of Unexercised
	  	                     Unexercised Options  "In-the-Money" Options
	  	                     at December 31, 1994   at December 31, 1994
	  	       Shares Acquired     Value   (Exercisable/       (Exercisable/
	  Name    on Exercise (1)   Realized  Unexercisable) (1)	 Unexercisable) (2)

	  George J. Collins     N/A       N/A   39,800/47,200    $627,725/$360,150

	  James S. Riepe     4,800   $110,700   27,600/56,000     275,250/530,000

	  George A. Roche    8,600    153,525   19,200/56,000     166,050/530,000

	  M. David Testa    11,100    250,219   27,300/356,000    295,881/530,000

	  Brian C. Rogers   11,000    222,375   94,800/88,000   1,553,438/709,312

	  	  (1)All share and per share	figures have been adjusted in accordance
  with the terms of the options for the two-for-one stock split effective at the close of business on November 30, 1993.

	  	  (2)An "In-the-Money" option is an option for which the option price of the underlying stock is less than the market price at December 31,
  1994, and all of the value shown reflects stock price appreciation since the granting of the option.


	  	Compensation of Directors. Directors who are also officers do not receive directors' fees. Each independent director received a $50,000 retainer for his 1994 services as a director and member of the various committees on which he serves.


	  Executive Compensation Committee Interlocks and Insider
	  Participation

	  	During 1994 Philip C. Walsh (Chairman), James E. Halbkat, Jr., John W. Rosenblum, and Robert L. Strickland served as members of the Executive Compensation Committee. No director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director or board committee member of the Company.

	  Report of the Executive Compensation Committee

	       The Executive Compensation Committee of the Board of Directors (the "Committee"), comprised solely of the independent directors named below, is responsible to the Board and by extension to the stockholders for: (i) determination of the compensation of the chief executive officer and the other managing directors who are also members of the Company's management committee (collectively, the "Senior Executive Officers") as well as the other officers of the Company who are also directors; (ii) administration of the Company's stock incentive plans as required by Rule 16b-3 under the Securities Exchange Act of 1934; and (iii) review and approval of the compensation policies and general levels of compensation for the Company's remaining Managing Directors and other key-employees, for whom individual compensation decisions are made by a management-level compensation committee.
	       The Committee recognizes that the investment management and securities industries are highly competitive, and that experienced professionals have significant career mobility. Its members believe that the ability to attract, retain and provide appropriate incentives for the highest quality professional personnel is essential to retain the Company's competitive position in the mutual fund and investment management industry, and thereby to provide for the long-term success of the Company in the interests of its shareholders.
	       The Committee believes that competitive levels of cash compensation, together with equity incentive programs that are consistent with shareholder interests, are necessary for the motivation and retention of the company's professional personnel. The Company's compensation programs are keyed to achievement, as determined by the Committee, of short- and long-term performance goals.

	  	During 1994, base salaries for each of the individuals named in the table on page __ (the "Named Officers") were unchanged from the annual levels established during 1993 (which levels, in the case of each of the Senior Executive Officers had not previously been changed since the Company's initial public offering in 1986). Consistent with compensation practices generally applied in the investment management and other financial services industries with which the Company competes for talent, base salaries for the Named Officers are intended to form a relatively low percentage (substantially below 50%) of total cash compensation. The annual discretionary cash bonus has been the principal means of rewarding the Named Officers for individual and group performance and, in recent years, has been the major component of cash compensation.

	  	At the outset of 1994, the Company's Board of Directors established a specific earnings target relative to three year average growth rates and a corresponding target bonus pool that is available for the payment of bonuses to a significant number of the Company's professional staff. During the course of the year, the amount of the aggregate bonus pool was substantially increased above the initial target bonus pool to reflect the fact that the Company's performance during the year substantially exceeded the initial earnings target.

	  	The Executive Compensation Committee first determined the portion of the aggregate bonus pool to be made available to the other persons (other than the Named Officers) eligible to receive awards from the aggregate bonus pool. The Executive Compensation Committee then determined individual bonus awards for the Named Officers that would be made available from the remainder of the aggregate bonus pool. In making bonus awards to all participants, the Company and the Committee recognized that market and competitive forces require compensation levels for a significant percentage of the Company's investment and other professional staff sufficient to prevent loss of promising personnel to direct competitors or other participants in the investment and financial services markets.

	  	In addition to its primary consideration of the quantitative factors described above, the Committee gave significant consideration to a series of specific, qualitative performance factors that it believed reflected the Named Officers'
	  performance but were not capable of precise measurement. The qualitative factors were considered for purposes of determining both the aggregate amount of the bonus pool to be made available
	  as well as individual bonus awards.   For 1994, the principal
	  qualitative factors which the Committee assessed in determining the incentive compensation of the Senior Executive Officers included relative investment performance, marketing effectiveness, management of corporate assets, expense control, and corporate infrastructure development. These qualitative factors were not accorded specific weightings, and were applied by the Executive Compensation Committee as appropriate to take into account the varied individual responsibilities among the Senior Executive Officers. The Committee determined that the Senior Executive Officers as a team had demonstrated outstanding long-term management performance in these areas. In the view of the Committee, this performance could have justified a significant further increase in the bonus pool over and above the amount previously determined due to the strong performance on the enumerated quantitative factors, but the Committee determined to make no further upward adjustments. In the case of Mr. Rogers, the principal qualitative factor weighed was the superior investment performance of the portfolios for Mr. Rogers was responsible.

	  	In light of the decision to recommend for stockholder approval a performance-based incentive plan for years beginning in 1995, as described elsewhere in this proxy statement, the Committee determined to defer payment of a portion of the cash bonuses payable to each of the Named Officers that would be non-deductible in 1994 until such time as these payments are fully deductible or the Committee otherwise determines to effect the payments. Assuming stockholder ratification of this incentive plan, the deferred portion of the 1994 bonus will be paid during 1995. Thus, no portion of the compensation payable to the Named Executive Officers for 1994 performance is expected to be non-deductible.
	       In recent years, equity incentive awards in the form of stock option grants have been directed primarily to officers including certain managing directors other than the Senior Executive Officers. Individual awards have been based on evaluation of the same individual and group performance goals that form the basis of bonus awards. Preliminary determinations for key employees other than Managing Directors are made by a management-level compensation committee, which are then reviewed and approved by the Executive Compensation Committee.

	  	The Executive Compensation Committee has compared the Company's compensation levels to relevant publicly available data for the investment management, securities and other financial service industries and found the Company's compensation levels to be competitive. Certain of these companies are included in the CRSP Total Return Index for NASDAQ Financial Stocks shown in the Stock Performance Chart below. The Company believes it competes for executive talent with a large number of investment management, securities, and other financial services companies, some of which are privately owned and others of which have significantly larger market capitalizations than the Company.
	  The practice of the Company and the Executive Compensation Committee is to review available compensation data from a large universe of financial services companies. The Executive Compensation Committee receives the assistance of an independent compensation consulting firm in reviewing and analyzing this data and determining executive compensation and policies. The Committee's goal is to maintain compensation programs which are competitive and, where performance justifies, above industry compensation averages. The Committee determined that actual 1994 compensation packages were consistent with this goal.

	  	In establishing the compensation of the Named Officers, the Committee took into account the fact that the four Senior Executive Officers constituted the Company's senior management team during 1994 and thus had broad Company-wide management responsibilities as well as line operating responsibilities.
	  Each of these individuals has been a member of the Company's Management Committee since 1984. A larger base salary for Mr. Collins reflected the additional responsibilities inherent in his position as Chief Executive Officer. The levels of 1994 bonus compensation reflected attainment by the Company of record operating income and earnings per share, in each case substantially in excess of initial targets, as well as the consistently favorable performance relative to specific qualitative performance factors discussed above. Subject to the considerations regarding the long-term contributions of Mr. Testa described below, the four Senior Executive Officers were viewed as making generally equivalent contributions to 1994 performance. In the case of Mr. Rogers, the Executive Compensation Committee took into consideration the strong investment performance and growth in assets under management of the Company's Equity Income Fund, of which Mr. Rogers is the chief portfolio manager, and the fact that this fund is one of the largest of the T. Rowe Price mutual funds and an important contributor to Company revenues.

	  	In 1994, the Executive Compensation Committee determined to make a stock option award to Mr. Testa covering 300,000 shares of common stock at the closing NASDAQ price on the date of grant ($32.25 per share). This option award was significantly greater than option awards that had been made in the past and was made, on the basis of past performance, to provide Mr. Testa a strong incentive to continue to provide the Corporation with similar contributions for the foreseeable future. In making this award, the Executive Compensation Committee specifically recognized the unique contribution of Mr. Testa over a long number of years to the creation, growth, and leadership of the Company's international investment management business which was a major contributor to the Company's investment management asset and revenue growth in 1994 and a very significant contributor in prior recent years. The Committee also considered Mr. Testa's significant contributions to leadership in restructuring of the Company's equity management function, which has enjoyed consistently favorable relative investment performance recently. In order to minimize the dilutive effect of option awards, the Executive Compensation Committee determined to make no option awards during 1994 to the other Senior Executive Officers.

	  	In making this option award to Mr. Testa, the Committee's intention, in recognizing superior past long-term performance, was to provide an additional incentive to continue this performance for a significant period in the future and to reinforce the Company's policies to base compensation awards to its executive officers largely on performance. To solidify the link of the award to Mr. Testa to long-term future performance, Mr. Testa's option award becomes first exercisable in three equal annual installments commencing in November, 1997, and it expires in November, 2004, which is longer than the vesting period established in other stock option grants awarded by the Company in recent years.

	  	In determining option awards, the Executive Compensation Committee received the advice of its independent compensation consultants concerning option award practices of other public companies, including companies which compete with the Corporation for talent.

	  	During 1994, the Executive Compensation Committee determined to design a bonus plan for years commencing January 1, 1995 that is intended to permit full deductibility of bonus payments to the Named Officers. As a result, the Company's Executive Incentive Compensation Plan, included on pages __ to __ of this proxy statement, has been recommended to stockholders for approval at the 1995 annual meeting.

	  	The Executive Compensation Committee believes that 1994 compensation levels disclosed in this proxy statement are reasonable and appropriate in light of the very strong results relative to the Corporation's financial and qualitative performance targets.

	  				Philip C. Walsh, Chairman
	  				James E. Halbkat, Jr.
	  				John W. Rosenblum
	  				Robert L. Strickland

	                      STOCK PERFORMANCE CHART

	  	As part of the proxy statement disclosure requirements mandated by the Securities and Exchange Commission, the Company is required to provide a five-year comparison of the cumulative total shareholder return on its Common Stock with that of a broad equity market index and either a published industry index or a Company-constructed peer group index.

	  	The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five years ended December 31, 1994 with the cumulative total return on the CRSP Total Return Index for the NASDAQ Stock Market (US Companies), the CRSP Total Return Index for NASDAQ Financial Stocks, and the S&P 500 Index. The comparison assumes
	  $100 was invested on December 31, 1989 in the Company's Common
	  Stock and in each of the foregoing indices and the reinvestment of dividends.

	  	There can be no assurance as to future trends in the cumulative total return of the Company's Common Stock or of the following indices. The Company does not make or endorse any predictions as to future stock performance.

	  PERFORMANCE GRAPH


















	  GRAPH PLOT POINTS


			    1989
				    1990
					    1991
						   1992
							   1993
								   1994
	     T. Rowe Price
	     Associates, Inc.
			    $100
				    $84
					    $161
						   $166
							   $215
								   $227
	     CRSP Total Return
	     Index for the
	     NASDAQ Stock Market
	     (US Companies)
	     (1)
			    100
				     85
					    136
						   159
							   181
								   177
	     CRSP Total Return
	     Index for NASDAQ
	     Financial Stocks
	     (1)
			    100
				     77
					    119
						   170
							   197
								   198
	     S&P 500 Index (2)
			    100
				     97
					    126
						   136
							   150
								   152

	  	  (1)	The CRSP Total Return Index for the NASDAQ Stock Market (US
  Companies) is an index comprising all domestic common shares traded on the NASDAQ National Market and the NASDAQ Small-Cap Market.  The CRSP
  Total Return Index for	NASDAQ Financial Stocks is an index comprising
  all financial company American Depository Receipts, domestic common shares and foreign common shares traded on the NASDAQ National Market and the NASDAQ Small-Cap Market.  This index represents SIC Codes 60 through 67.  The Company will provide the names of companies included in this index upon the written request of the stockholder.  These indices were prepared for NASDAQ by the Center for Research in Securities Prices
  ("CRSP") at the University of Chicago and distributed to NASDAQ-listed companies to assist them in complying with proxy rule disclosure requirements.  The Company has not independently verified the computation of these total return indices.

	  	  (2)	Total return performance for the S&P 500 Index provided by Standard &
		Poor's.

	  PROPOSALS TO INCREASE AUTHORIZED COMMON STOCK
	  AND TO CREATE A CLASS OF UNDESIGNATED PREFERRED STOCK

	  	The Board of Directors of the Company has adopted resolutions declaring advisable and recommending to the Company's stockholders for their approval, two separate amendments to the Company's charter. The first amendment provides for the increase of the authorized shares of Common Stock from 48,000,000 shares to 100,000,000 shares. The second amendment provides for the creation of a class of 20,000,000 shares of undesignated Preferred Stock, which would be subject to classification and reclassification by the Board of Directors without stockholder approval. The text of the proposed amendments is included in the form of Articles of Amendment attached hereto as Exhibit A.

	  	The terms of the proposed class of Preferred Stock provides that the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption thereof (collectively, the "Limitations and Restrictions") may be determined by the Board of Directors of the Company prior to the issuance of such stock. As such, the Board of Directors of the Company will in the event of the approval of this proposal by the Company's stockholders be entitled to authorize the creation and issuance of 20,000,000 shares of Preferred Stock in one or more series with such Limitations and Restrictions as may be determined in the Board's sole discretion, with no further authorization by stockholders required for the creation and issuance thereof.

	  	The additional shares of Common Stock and Preferred Stock could be issued, in many cases without stockholder approval, for a variety of corporate purposes including the raising of additional capital to support expansion of the Company's growth, either through internally-generated growth or through acquisitions, and stock issuances in connection with the acquisition of other business organizations, employee incentive plans, stock splits and recapitalizations of the Company's capital structure. Management of the Company is cognizant of the trends toward consolidation in the investment management industry, and believes that there may be enhanced prospects for growth through acquisition in the future. Consistent with these trends, the Company from time to time reviews various acquisition prospects and periodically engages in discussions regarding such possible acquisitions. Currently, the Company is not a party to any agreements or understandings regarding any material acquisitions that would require issuance of any shares authorized by the proposed charter amendment. In addition, acquisitions involving stock issuances above certain enumerated thresholds would require stockholder approval under applicable rules of the Nasdaq Stock Market and in some circumstances Maryland law.

	  	The Board of Directors is required to make any determination to issue shares of Common Stock or Preferred Stock based on its judgment as to the best interests of the stockholders and the Company. Although the Board of Directors has no present intention of doing so, it could issue shares of Common Stock or Preferred
	  Stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of merger, tender offer, proxy contest or other means.
	  When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. The Board of Directors could also authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the stockholders and the Company. In addition, the shares of Preferred Stock could be issued in the event the Board of Directors were to adopt a stockholder rights plan in order to protect stockholders in the event of an unsolicited attempt to acquire the Company which the Board of Directors does not believe to be in the best interests of the Company's stockholders. The Company has no present plans to issue shares of Preferred Stock or to adopt a stockholder rights plan. Accordingly, the terms of any Preferred Stock subject to this proposal cannot be stated or estimated with respect to any or all of the Preferred Stock authorized.

	  	The Board of Directors believes the increase in the authorized Common Stock and the creation of the Preferred Stock are in the best interests of the Company and its stockholders and has declared the amendment advisable. Stockholders are required under Securities and Exchange Commission Rules to consider the two amendments separately. The Board of Directors recommends a vote "FOR" the amendment to the Company's charter to increase from 48,000,000 to 100,000,000 shares the authorized Common Stock and "FOR" the amendment to the Company's charter to authorize
	  20,000,000 shares of a new class of undesignated Preferred Stock. The affirmative vote of a majority of the total number of shares of Common Stock outstanding will be required for adoption of each of the two amendments. Abstentions and broker non-votes will have the effect of a vote against each of the amendments. The proposals are independent such that failure to adopt one proposal will not affect adoption of the other proposal.

	  Proposal to Approve Executive Incentive Compensation
	  Plan

	  	On February 13, 1995, the Executive Compensation Committee recommended to the Board of Directors adoption of the Executive Compensation Plan (the "Incentive Plan"). The Board of Directors adopted the Incentive Plan on February 13, 1995, subject to stockholder approval. The following text is the Incentive Plan:

	  	Purpose and Effects of Incentive Plan. The Incentive Plan is intended to assure that the cash compensation of the Chief Executive Officer ("CEO") and the other executive officers whose compensation is required to be reported in the Company's annual proxy statement will be fully deductible for federal income tax purposes, notwithstanding the $1,000,000 annual limitation on certain types of compensation imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended. The Incentive Plan ties directly the incentive compensation payable to the chief executive officer and certain other executive officers to attainment of specific financial performance targets. Thus, incentive compensation payments will be further aligned with the interests of all stockholders.

	  	Participation. The Participants in the Incentive Plan shall be the CEO, the members of the Company's Management Committee, and certain other executive officers of the Company designated at the outset of the fiscal year by the Executive Compensation Committee of the Board of Directors (the "Committee"), which Committee is comprised solely of independent directors. At February 13, 1995, the Company had 18 managing directors, seven (7) of whom have been designated by the Executive Compensation Committee to be Participants. Amounts payable from the Incentive Pool (computed in accordance with the following paragraph) established under the Incentive Plan are in addition to, and not in substitution for, base salaries, which are reviewed by the Committee annually at approximately mid-year. Unless otherwise determined by the Executive Compensation Committee in its sole discretion (which may be made on a case-by-case basis), the CEO and each member of the Management Committee is eligible to receive annual bonuses from the Incentive Pool only. Other Participants will be eligible for other incentive compensation based upon the operating performance and enumerated qualitative factors, as evaluated by the Executive Compensation Committee with the input of management, of the business unit for which such Participant is responsible, in addition to amounts payable from the Incentive Pool.

	  	Establishment of Incentive Pool under the Incentive Plan. The Incentive Plan establishes a maximum Incentive Pool payable to the Participants under the Incentive Plan in the aggregate for any fiscal year of the Company. The Incentive Pool is determined under the formula described below which relates incentives to the Company's annual Income before Income Taxes and Minority Interests for that year ("Adjusted Earnings"), subject to a requirement that a threshold ratio of net income to average stockholders' equity for the fiscal year ( the "Threshold ROE") is attained. The Incentive Pool, subject to reduction if required by the next paragraph, will be computed on a cumulative basis as follows: (1) for Adjusted Earnings up to $25 million, 5% of Adjusted Earnings will be available under the Incentive Pool, establishing a maximum
	  Incentive Pool of $1,250,000; (2) for Adjusted Earnings above $25 million to $50 million, an additional 7% of Adjusted Earnings will be available under the Incentive Pool, establishing a maximum cumulative Incentive Pool of $3,000,000; and
	  (3) for Adjusted Earnings above $50 million, an additional 8% of Adjusted Earnings will be available under the Incentive Pool, establishing a maximum cumulative Incentive Pool of $3,000,000 plus 8% of Adjusted Earnings over $50 million.

	  	The ROE is defined under the Incentive Plan as the ratio of annual net income (excluding the effect of extraordinary items for purposes of generally accepted accounting principles) to average stockholders' equity for the year. The Threshold ROE that must be attained to permit the maximum cumulative Incentive Pool to be fully payable under the Incentive Plan is 20%. If the Company's ROE for the fiscal year is less than 20% but at least 10%, for each full percentage point shortfall the maximum cumulative Incentive Pool is reduced by five percentage points. Thus, if the ROE is 15%, three-quarters (75%) of the maximum cumulative Incentive Pool shall be payable, and if the ROE is 10%, one-half (50%) of the maximum cumulative Incentive Pool shall be payable. If the Company's ROE falls below 10% for any fiscal year, there shall be no Incentive Pool and no bonus payment will be made from the Incentive Pool for that fiscal year.

	  	Payments under the Incentive Plan. The maximum share of the Incentive Pool payable to any Participant is limited to 40%. The actual amount paid from the Incentive Pool for any fiscal year may be less but not greater than the maximum amount available for payment from the Incentive Pool, based on the formula for that year, and the Executive Compensation Committee shall have sole and exclusive discretion to reduce the share or amount payable to any Participant from the Incentive Pool.

	  	Prior to the payment of any amounts from the Incentive Pool for any fiscal year, the Executive Compensation Committee shall certify (to the extent required by, and as defined in, any applicable IRS Regulations) in writing that the Threshold ROE and Adjusted Earnings goals and any other material terms used to determine amounts payable from the Incentive Pool were in fact satisfied. For this purpose, approved minutes of the Executive Compensation Committee shall be treated as a written certification and no other separate written certification shall be required. All amounts payable from the Incentive Pool shall be paid in cash as soon as practicable after such certification.

	  	The Incentive Plan permits the Executive Compensation Committee to make a determination that the Threshold ROE and Adjusted Earnings have been attained so as to permit payment of awards under the Incentive Plan, in whole or in part, prior to the conclusion of the year. For these purposes, the Executive Compensation Committee is permitted to rely on the Company's most recently available internal interim financial statements (containing such adjustments and accruals as are required under generally accepted accounting principles), which may be adjusted, if and to the extent permitted by the IRS Regulations, to take into account the Company's projected results of operations for the remainder of the year based on available data concerning assets under management in mutual fund and investment advisory accounts and other appropriate adjustments.

	  	The actual amounts that will be paid to Participants from the Incentive Pool for 1995 and future years are not currently determinable, as such amounts will depend on the Company's results of operations and return on average equity and the Executive Compensation Committee's determination of the share or amount of the maximum cumulative Incentive Pool to be paid to each Participant. Similarly, since the Incentive Plan was not in effect for 1994 or prior years, it is not possible to determine the amounts under the Incentive Plan which would have been received by the Participants from a hypothetical Incentive Pool for 1994 or prior years, except that for 1994 the maximum amount payable to any single Participant would have been approximately $3.5 million and the amount payable to each Participant, assuming equal incentive awards utilizing the entire Incentive Pool, to five participants, would have been approximately $1.7 million. The bonus awards for 1994 performance and prior years since the Company's initial public offering have been considerably less than the amounts payable had the Incentive Plan been in place for those years.

	  	Amendments or Termination. The Incentive Plan may be amended or terminated at any time at the sole discretion of the Board of Directors. No amendment of the Incentive Plan may increase the amount available under the Incentive Pool or increase the allocation of benefits between Participants from the Incentive Pool without the requirement of a vote of the stockholders. The Incentive Plan will automatically terminate in the event of the repeal of Section 162(m) or other change in the law that would eliminate the requirement for a written, performance-based plan to provide full deductibility of incentive payments for federal income tax purposes.

	  	The Board of Directors recommends a vote "FOR" approval of the Incentive Plan. The affirmative vote of a majority of the votes cast at the meeting will be required to approve the Incentive Plan. Accordingly, abstentions and broker non-votes will not be considered to be votes cast and will have no effect on the outcome of the matter.

	  Proposed 1995 Director Stock Option Plan


	  	The Company's 1995 Director Stock Option Plan (the "Director Plan") was approved by the Board of Directors on February 13, 1995, subject to stockholder approval. A copy of the Director Plan is attached hereto as Exhibit B, and the following summary description is qualified by reference to the Director Plan. The purpose of the Director Plan is to provide Non-Employee Directors with an equity interest in the Company in order to attract and retain well-qualified individuals to serve as Non-Employee Directors and to further align the interests of Non-Employee Directors of the Company with those of the stockholders of the Company.

	  Number of Shares

	  	The Director Plan provides that 70,000 shares of the Company's Common Stock, which number is subject to adjustment to reflect certain subsequent stock changes such as stock dividends, stock splits, and share exchanges, will be available for the granting of stock options at the times contemplated by the Director Plan to Non-Employee Directors of the Company. If an option expires before its exercise, the shares may again be subject to options.

	  Administration; Eligibility

	  	The Director Plan shall be administered by the Board of Directors of the Company; provided that, in administering the Director Plan, the Board of Directors shall have no discretion regarding the price, timing, or amount of options to be granted under the Director Plan. Only persons who are not employees of the Company or any of its affiliates or subsidiaries ("Non-Employee Directors") are eligible to participate in the Director Plan.
	  Stock Options
	  	The stock options to be granted under the Director Plan are not qualified under any section of the Internal Revenue Code of 1986, as amended (the "Code") ("non-qualified options") and will be granted at 100% of the fair market value of the underlying Common Stock on the date of grant.
	  	As to Directors in office as of April 6, 1995, the Director Plan provides for the grant of an option to purchase 4,000 shares of Common Stock at the close of business on April 6, 1995 and an option to purchase 2,000 shares of Common Stock at the close of business on the last Thursday of the month during each succeeding year in which the annual meeting of stockholders is held, subject to a maximum award of options to purchase 10,000 shares of Common Stock. All current directors have been in office for at least three years.
	  	As to subsequently elected Directors, the Director Plan provides for the grant of an option to purchase 2,000 shares of Common Stock as of the close of business on the date of the first regular meeting of directors held on or after the Director's initial election, and an option to purchase 2,000 shares of Common Stock at the close of business on the last Thursday of the month during each succeeding year in which the annual meeting of stockholders is held, subject to a maximum award of options to purchase 10,000 shares of Common Stock.
	  	Each option granted under the Plan shall become exercisable in full one year after the initial grant, but shall not be exercisable as to any shares prior thereto. Upon exercise, the option price is to be paid in full in cash, in shares of the Company's Common Stock previously owned by the option holder or acquired upon option exercises having a market value on the date of exercise equal to the aggregate option price, or in a combination hereof. No stock option may be exercised after the earlier to occur of: (i) the expiration of 10 years after the date such option was granted; and
	  (ii) five years after a Non-Employee Director ceases to be a Director for any reason, during which period any installments of options which first become exercisable may thereafter be exercised. In the case of death, the option may be exercised by a deceased Director's estate or heirs for such five year period.
	  Amendments; Term of Plan
	  	This Director Plan may be amended, suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors; provided, however, that any provisions of this Director Plan regarding the amount and price of options to be awarded to Non-Employee Directors and the timing of awards, or that may be deemed to set forth a formula that determines the amount, price, and timing of awards, may not be amended more than once every six months, other than to comport with any changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules under such statutes; and, provided further, however, that no such amendment shall become effective without the approval of the stockholders of the Company to the extent stockholder approval is required in order to comply with Rule 16b-3 of the Securities Exchange Act of 1934. No option may be granted under the Plan after April 30, 2002.
	  Federal Income Tax Consequences

	  	The following is a general summary of the current Federal income tax treatment of the non-qualified stock options, to be granted under the Director Plan based upon the current provisions of the Code and regulations promulgated thereunder. No tax consequences result from the grant of the option. An option holder who exercises a non-qualified stock option with cash will generally realize compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company will be entitled to a deduction from income in the sale amount. The option holder's basis in such shares will be the fair market value on the date exercised, and when he disposes of the shares he will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares.

	  Recommendation of the Board of Directors; Vote Required

	  	The Board of Directors recommends a vote "FOR" the Director Plan. Approval requires a majority of the votes cast at the meeting. Accordingly, abstentions and broker non-votes will not be considered to be votes cast and will have no effect on the outcome of the matter.

	                       CERTAIN OWNERSHIP OF THE COMPANY'S COMMON
	  STOCK

	  	A Schedule 13G dated                     , 1995, states that
	  Ariel Capital Management, Inc. ("Ariel"), an investment advisor registered under the Investment Advisers Act of 1940, beneficially owns 1,640,340 shares of the Company's Common Stock, or approximately 5.74% of the shares outstanding on that date. The Schedule states that these shares are owned by various investment advisory clients of Ariel and were acquired in the ordinary course of business and not for the purpose of changing or influencing control of the Company. The address of Ariel is 307 North Michigan Avenue, Chicago, Illinois 60601.


	                      COMPLIANCE WITH SECTION 16(a) OF
	                      THE SECURITIES EXCHANGE ACT OF 1934

	  	Mr. Peter Van Dyke, a Managing Director of the Company, acquired indirect beneficial ownership of 4,000 of Common Stock on February
	  4, 1994, as a result of his appointment as Co-Trustee of the Beatrice Sommer Van Dyke Revocable Trust. This event was reported on a Form 3 on October 11, 1994.


	                      SELECTION OF INDEPENDENT ACCOUNTANTS

	  	The Board of Directors, pursuant to the recommendation of its Audit Committee, has selected Price Waterhouse, independent accountants, to examine the financial statements of the Company for the year 1995. This firm has served as independent accountants of the Company since 1985. A partner of the firm will be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if he desires to do so.

	  	In 1994 Price Waterhouse performed various professional services for the Company, including completion of the examination of financial statements of the Company for 1993, preliminary work on the examination for 1994, and preparation of corporate tax returns. Price Waterhouse also examines the financial statements of approximately 46% of the Price Funds as well as other sponsored investment products.

	  	The Audit Committee of the Board of Directors of the Company approved the audit services provided by Price Waterhouse and the related fees and took into consideration the non-audit services provided by Price Waterhouse. The Committee considered the possible effect of these non-audit services on the independence of Price Waterhouse and concluded there was no material effect upon their independence.



	                           OTHER MATTERS

	  	The Board of Directors of the Company knows of no other matters to be presented for action at the meeting other than those mentioned above. However, if any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Company.

	                             Exhibit A

	                     T. ROWE PRICE ASSOCIATES, INC.

	                       ARTICLES OF AMENDMENT


	  	T. Rowe Price Associates, Inc., a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

	  	FIRST: Article SIXTH of the charter of the Corporation is hereby amended to read as follows:

	  		SIXTH: (a) The total number of shares of stock of all classes
	  which the Corporation has authority to issue is 120,000,000 shares
	  of capital stock (par value $.20 per share), amounting in aggregate
	  par value to $24,000,000, of which 100,000,000 shares (par value
	  $.20 per share), amounting in aggregate par value to $20,000,000
	  are classified as "Common Stock" and 20,000,000 shares (par value
	  $.20 per share) amounting in aggregate par value to $4,000,000 are
	  classified as "Preferred Stock."

	  	(b) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Common Stock and the Preferred Stock of the Corporation:

	                           COMMON STOCK

	  		(1) The Common Stock shall not be subject to classification or reclassification by the Board of Directors, and shall have the rights and terms hereinafter specified, subject to the terms of any other stock provided in the charter pursuant to classification or reclassification by the Board of Directors or otherwise in accordance with law.

	  		(2)  Subject to the provisions of Article EIGHTH Section
	     (3) of the charter of the Corporation, each share of Common
	     Stock shall have one vote, and, except as otherwise provided in respect of any Preferred Stock, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock.

	  		(3) Subject to the provisions of law and any preferences of any Preferred Stock, dividends, including dividends payable in shares of another class of the Corporation's stock, may be paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable.

	  		(4) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any Preferred Stock shall be entitled, to share ratably in the remaining net assets of the Corporation.


	                          PREFERRED STOCK

	  		(5) The Board of Directors shall have authority to classify and reclassify any unissued shares of Preferred
	     Stock by fixing or altering in any one or more respects from time to time before issuance the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock; provided, that the Board of Directors shall not classify or reclassify any of such shares into shares of the Common Stock, or into any class or series of stock (i) which is not prior to the Common Stock either as to dividends or upon liquidation and (ii) which is not limited in some respect either as to dividends or upon liquidation. Subject to the foregoing, the power of the Board of Directors to classify and reclassify any of the shares of Preferred Stock shall include, without limitation, subject to the provisions of the charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide and classic shares of any class into one or more series of such class, by determining, fixing, or altering one or more of the following:

	  			(a) The distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this Section.

	  			(b) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of Preferred Stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

	  			(c) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

	  			(d) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

	  			(e) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

	  			(f) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

	  			(g) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this Section, and, if so, the terms and conditions thereof.

	  			(h) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the charter of the Corporation.

	  		(6) For the purposes hereof and of any articles supplementary to the charter providing for the classification or reclassification of any shares of Preferred Stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

	  			(a) prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

	  			(b) on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

	  			(c) junior to another class or series either as to
		dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

	  	SECOND: (a) As of immediately before the amendment the total number of shares of stock of all classes which the Corporation has authority to issue is 48,000,000 shares, of which no shares are Preferred Stock (par value $.20 per share) and 48,000,000 shares are Common Stock (par value $.20 per share).

	  	(b) As amended the total number of shares of stock of all classes which the Corporation has authority to issue is 120,000,000 shares, of which 20,000,000 shares are Preferred Stock (par value $.20 per share) and 100,000,000 shares are Common Stock (par value $.20 per share).

	  	(c) The aggregate par value of all shares having a par value is $9,600,000 before the amendment and $24,000,000 as amended.

	  	(d) The shares of stock of the Corporation are divided into classes, and the description, as amended, of each class, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption is set forth above in Article FIRST.

	  EXHIBIT B
	  T. ROWE PRICE ASSOCIATES, INC.
	  PROPOSED 1995 DIRECTOR STOCK OPTION PLAN
	  1.	PURPOSES OF THE DIRECTOR PLAN:
   	  	T. Rowe Price Associates, Inc. (the "Company") has adopted the 1995 Director Stock Option Plan for Non-Employee Directors (the "Director Plan") to provide for the issuance of options to purchase shares of the Company's Common Stock, par value $.20 per share (the "Stock") as a means of long-term compensation for members of the
	  Board of Directors of the Company in order to provide Non-Employee Directors with an equity interest in the Company in order to
	  attract and retain well-qualified individuals to serve as
	  Non-Employee Directors and to further align the interests of Non-Employee Directors of the Company with those of the
	  Stockholders of the Company.  For purposes of this Plan,
	  Non-Employee Directors are persons who are not employees of the
	  Company or any of its affiliates or subsidiaries.
	  2.	ADMINISTRATION:
	  	The Director Plan shall be administered by the Board of
	  Directors of the Company; provided that, in administering the
	  Director Plan, the Board of Directors shall have no discretion regarding the price, timing, or amount of options to be granted hereunder.
	  3.	STOCK SUBJECT TO OPTION:
	       The Company will reserve 70,000 authorized but unissued shares
	  of Stock for issuance and delivery under the Director Plan, subject
	  to adjustment as provided in paragraph 6 hereof.  If any
	  unexercised option terminates for any reason, the shares of the
	  Stock covered thereby shall become available for grant again.
	  4.	ELIGIBILITY:
	  	The individuals who shall be eligible to participate in the Director Plan shall be all Non-Employee Directors of the Company.
	  5.	TERMS AND CONDITIONS OF OPTIONS:
   	       Options under the Director Plan are intended to be
	  non-statutory stock options not qualifying under any section of the Internal Revenue Code of 1986, as amended (the "Code"). All stock options granted under the Director Plan shall be subject to the following provisions:
		    (a)	Option Price.  The exercise price per share
	       with respect to each option shall be 100% of the fair
	       market value of the Stock on the date the option is
	       granted.  For purposes hereof, fair market value shall be
	       the last reported sale price
	       in the NASDAQ National Market (or any other recognized
	       securities market on which the stock is traded if not
	       then traded on the NASDAQ National Market) on the date of
	       grant, or the next succeeding business day on which the
	       NASDAQ National Market (or such other market) is open for
	       business and reports an actual transaction in the
	       Company's common stock.  If the Stock is not then traded
	       on any recognized market, fair market value shall be as
	       determined by the Board of Directors in accordance with
	       applicable federal income tax and securities
	       regulations.
		    (b)	Option Grants.
		    (i) Each Director in office on April 6, 1995 shall
	       be granted an option to purchase 4,000 shares of Common
	       Stock at the close of business on April 6, 1995 and an
	       option to purchase 2,000 shares of Common Stock at the
	       close of business on the last Thursday of the month
	       during each succeeding year in which the annual meeting
	       of stockholders is held, subject to a maximum award of
	       options to purchase 10,000 shares of Common Stock.
		    (ii) Each Director initially elected as a director
	       after April 6, 1995 shall be granted an option to
	       purchase 2,000 shares of Common Stock as of the close of
	       business on the date of the first regular meeting of
	       directors held on or after the date the participant's
	       initial election as a director and an option to purchase
	       2,000 shares of Common Stock at the close of business on
	       the last Thursday of the month during each succeeding
	       year in which the annual meeting of stockholders is held,
	       subject to a maximum award of options to purchase 10,000
	       shares of Common Stock.
		    (c)	Exercise of Options.
		    (i)	Except as provided in paragraph (ii) below,
	       full payment for shares acquired shall be made in cash or
	       by certified check at or prior to the time that an
	       option, or any part thereof, is exercised.  The
	       participant will have no rights as a stockholder until
	       the certificate for those shares as to which the option
	       has been exercised is issued by the Company.  Each option
	       granted under this Plan shall become exercisable in full
	       one year after the initial grant, but shall not be
	       exercisable as to any shares prior thereto.
		    (ii)	Shares of the Company's Common Stock with a
	       value equal to the exercise price or a combination of
	       cash and Stock with a value equal to the exercise price
	       may be used as payment for shares acquired.
		    (d)	Term of Option.  No stock option may be
	       exercised after the earlier to occur of: (i) the
	       expiration of 10 years after the date such option was
	       granted; or  (ii) five years after the Non-Employee
	       Director ceases to be a Director for any
	       reason, during which period any installments which first
	       become exercisable may thereafter be exercised.
		    (e)	Options Nonassignable and Nontransferable.
	       Each option and all rights thereunder shall not be
	       assignable or transferable during the Director's life,
	       but may be transferred by will or pursuant to the laws of
	       descent and distribution to the extent permitted under
	       applicable federal securities and tax laws.
	  6.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION:
	       If the shares of the Stock outstanding are increased,
	  decreased, or changed into or exchanged for a different number or
	  kind of shares or securities of the Company, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number or kind of shares as to
	  which options have been or may be granted.  Any such adjustment in
	  an outstanding option shall be made without change in the aggregate purchase price to be paid upon the exercise thereof. Adjustments
	  under this paragraph shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of
	  Stock shall be issued under the Director Plan on account of any
	  such adjustment.
	       In the event of a reorganization, merger, consolidation, sale
	  of substantially all of the assets, or any other form of corporate reorganization in which the Company is not the surviving entity or
	  a statutory share exchange in which the Company is not the issuer,
	  all options then outstanding under the Director Plan will terminate
	  as of the effective date of the transaction.  The surviving entity
	  in its absolute and uncontrolled discretion may tender an option or options to purchase shares on its terms and conditions, both as to
	  the number of shares or otherwise, as shall substantially preserve
	  the rights and benefits of any option then outstanding under the
	  Director Plan.
	  7.	EFFECTIVE DATE OF THE DIRECTOR PLAN:
	       The Director Plan shall become effective upon its adoption by
	  the Board of Directors and subsequent approval by a majority of the votes cast in person or by proxy at a meeting of the stockholders
	  of the Company held within 12 months of the action of the Board of Directors described above.
	  8.	TERMINATION DATE:
	          No options may be granted under the Director Plan after April 30, 2002. Subject to paragraph 5(d), options granted before April
	  30, 2002 under the Director Plan may be exercised after that date
	  in accordance with their terms.
	  9.	AMENDMENT:
		    This Director Plan may be amended, suspended, terminated
	  or restated, in whole or in part, at any time by the Board of Directors; provided, however, that any provisions of this Plan regarding the amount and price of options to be awarded to
	  Non-Employee Directors and the timing of awards, or that may be
	  deemed to set forth a formula that determines the amount, price,
	  and timing of awards may not be amended more than once every six months, other than to comport with any changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules under such statutes; and, provided further, however, that no
	  such amendment shall become effective without the approval of the stockholders of the Company to the extent stockholder approval is required in order to comply with Rule 16b-3 of the Securities
	  Exchange Act of 1934.
	  10.	COMPLIANCE WITH LAWS AND REGULATIONS:
	       The grant, holding and vesting of all options under the
	  Director Plan shall be subject to any and all requirements and restrictions that may, in the opinion of the Board, be necessary or advisable for the purposes of complying with any statute, rule or regulation of any governmental authority, or any agreement, policy
	  or rule of any stock exchange or other regulatory organization governing any market on which the Stock is traded.
	  11.	MISCELLANEOUS:
	       (1)	Expenses.  The Company shall bear all expenses and costs
	  in connection with the administration of the Director Plan.
	       (2)	Applicable Law.  The validity, interpretation and
	  administration of this Plan and any rules, regulations,
	  determinations or decisions made hereunder, and the rights of any
	  and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with the
	  laws of the State of Maryland, without regard to the choice of laws provisions thereof.
	       (3)	Headings.  The headings herein are for reference purposes
	  only and shall not affect the meaning or interpretation of the
	  Director Plan.
	       (4)	Notices.  All notices or other communications made or
	  given pursuant to this Director Plan shall be in writing and shall
	  be sufficiently made or given if hand-delivered or mailed by
	  certified mail, addressed to any Non-Employee Director at the
	  address contained in the records of the Company or to the Company
	  at its principal office.
	       (5)	Federal Securities Law Requirement.  Awards granted
	  hereunder shall be subject to all conditions required under Rule
	  16b-3 to qualify the award for any exception from the provisions of
	  Section 16(b) of the Securities Exchange Act of 1934 available under that Rule.

	                         PRELIMINARY COPY -- FOR THE INFORMATION OF
	  THE
	                       SECURITIES AND EXCHANGE COMMISSION ONLY



	                      T. ROWE PRICE ASSOCIATES, INC.

	                      Revocable Proxy Solicited on Behalf of the Board of Directors


	  	THE UNDERSIGNED STOCKHOLDER of T. Rowe Price Associates, Inc. hereby appoints George J. Collins and George A. Roche the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, April 6, 1995, at 10:00 a.m., at 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 2, 1994, receipt of which is hereby acknowledged.

	  	This Proxy, when properly completed and returned, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ITEMS LISTED ON THE REVERSE SIDE.

	  			                           (Continued and to be dated and signed
						       on the reverse side.)

	  			                          P.O. BOX 11358
	  			                           NEW YORK, NY  10203-0358

	  	(1)	ELECTION OF DIRECTORS	 FOR

							      WITHHELD

							      EXCEPTIONS*

	  Nominees: Thomas H. Broadus, Jr., George J. Collins, James E. Halbkat, Jr., Carter O. Hoffman, Henry H. Hopkins, James S. Riepe, George A. Roche, John W. Rosenblum, Robert L. Strickland, M. David Testa and Philip C. Walsh.

	  *Exceptions:

	  (INSTRUCTIONS: To withhold authority for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided.)

	  	(2)	TO APPROVE AN AMENDMENT TO THE COMPANY'S CHARTER TO
		  INCREASE THE AUTHORIZED COMMON STOCK.

	  		FOR   		AGAINST
					   ABSTAIN

	  	(3)	TO APPROVE AN AMENDMENT TO THE COMPANY'S CHARTER TO
		  AUTHORIZE A CLASS OF UNDESIGNATED PREFERRED STOCK.

	  		FOR   		AGAINST
					   ABSTAIN

	  	(4)	TO APPROVE A PERFORMANCE-LINKED EXECUTIVE INCENTIVE
	  COMPENSATION PLAN.

	  		FOR   		AGAINST
					   ABSTAIN

	  	(5)	TO APPROVE THE 1995 DIRECTOR STOCK OPTION PLAN

	  		FOR   		AGAINST
					   ABSTAIN

	  	(6)	IN THEIR DISCRETION, the proxies are authorized to vote
		  upon such other business as may properly come before the meeting or at any adjournment thereof.

	  						Change of Address and/or Comments Mark Here


	  						Please date and sign exactly as your name
			      appears to the left.  All joint owners should
			      sign.  When signing as a fiduciary,
			      representative or corporate office, give full
			      title as such.  If you receive more than one
			      proxy card, please sign and return all cards
			      received.

	  						Dated:


	  						        (Signature)

	  ~BALT01A:42530:1:|02/17/95
	  4807-400024


	  						       (Signature if held
	  jointly)
	  						Votes must be indicated (x) in black or
					   blue ink.


	  PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

	  [form of text of notice to accompany computer-generated proxy card -- driving directions will also be included on the reverse of the form, but are not filed herewith]


	  NOTICE OF ANNUAL MEETING
	  OF STOCKHOLDERS TO BE HELD
	  ON THURSDAY, APRIL 6, 1995




	  Dear Stockholder:

	  The Annual Meeting of Stockholders of T. Rowe Price Associates, Inc. will be held at 10 a.m. on Thursday, April 6, 1995 at 100 East Pratt Street, 12th Floor, Baltimore, Maryland, for the following purposes:

	  	(1)	To elect eleven directors
	  	(2)	To approve an amendment to the charter to increase the
	  authorized Common
	  		Stock
	  	(3)	To approve an amendment to the charter to authorize a
	  class of undesignated preferred stock
	  	(4)	To approve a performance-linked Executive Incentive
	  Compensation Plan
	  	(5)	to approve the 1995 Director Stock Option Plan

	  Only record holders of Common Stock of T. Rowe Price Associates, Inc. as of the close of business on February 6, 1995 will be entitled to vote at the meeting or any adjournment thereof.

	  To make sure your vote is counted, we urge you to complete and sign the proxy/voting instruction card below, detach it from this letter, and return it in the enclosed postage-paid envelope. The prompt return of your signed proxy will help reduce proxy solicitation expenses; it does not, however, affect your right to attend the meeting and vote in person. Directions to the meeting site are provided on the reverse side of this letter.

	  	BY ORDER OF THE BOARD OF DIRECTORS


	  March ___, 1995	ALVIN M. YOUNGER, JR.
	  	Managing Director, Treasurer and
	  Secretary